                                                                    EXHIBIT 10.8


                            FIRST VIRTUAL CORPORATION


                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT



                                  APRIL 1, 1998

                                TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----

     1.     DEFINITIONS..........................................................  1
            1.1    Certain Definitions...........................................  1
            1.2    Restrictions on Transfer......................................  3
            1.3    Requested Registration........................................  5
            1.4    Company Registration..........................................  7
            1.5    Expenses of Registration......................................  8
            1.6    Registration on Form S-3......................................  9
            1.7    Registration Procedures.......................................  9
            1.8    Indemnification............................................... 10
            1.9    Information by Holder......................................... 12
            1.10   Limitations on Subsequent Registration Rights................. 13
            1.11   Rule 144 Reporting............................................ 13
            1.12   Transfer or Assignment of Registration Rights................. 13
            1.13   "Market Stand-Off" Agreement.................................. 13
            1.14   Allocation of Registration Opportunities...................... 14
            1.15   Delay of Registration......................................... 15
            1.16   Termination of Registration Rights............................ 15

     2.     COVENANTS OF THE COMPANY............................................. 15
            2.1    Basic Financial Information................................... 15
            2.2    Additional Information and Rights............................. 16
     2.3    Termination of Rights................................................ 17

3.   MISCELLANEOUS............................................................... 17
            3.1    Governing Law................................................. 17
            3.2    Successors and Assigns........................................ 17
            3.3    Entire Agreement; Amendment; Waiver........................... 17
            3.4    Additional Series C Purchasers................................ 17
            3.5    Notices, Etc.................................................. 18
            3.6    Delays or Omissions........................................... 18
            3.7    Rights; Separability.......................................... 18
            3.8    Information Confidential...................................... 18
            3.9    Titles and Subtitles.......................................... 18
            3.10   Counterparts.................................................. 19



                                       i.

                            FIRST VIRTUAL CORPORATION

                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


        THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made and entered into as of April 1, 1998 by and among FIRST VIRTUAL CORPORATION, a California corporation (the "Company"), and the holders of the Company's Series A Preferred Stock identified on Exhibit A hereto, the holders of the Company's Series B Preferred Stock identified on Exhibit B hereto, the holders of the Company's Series C Preferred Stock identified on Exhibit C hereto, the holders of the Company's Series C Preferred Stock identified on Exhibit D hereto (the "Employee Holders"), the purchasers of the Company's Series D Preferred Stock identified on Exhibit E or Exhibit F hereto (purchasers identified on Exhibit E or Exhibit F are collectively referred to herein as the "Purchasers"), and Hambrecht & Quist Guaranty Finance, LLC ("H&Q"), the holder of a warrant to purchase up to 125,000 shares of the Company's Common Stock (the "H&Q Shares").


        WHEREAS, certain of the shareholders of the Company (the "Shareholders") hold shares of the Company's Series A Preferred Stock, shares of the Company's Series B Preferred Stock, shares of the Company's Series C Preferred Stock and/or shares of the Company's Series D Preferred Stock and possess registration rights, information rights and other rights pursuant to an Amended and Restated Investors' Rights Agreement dated as of August 29, 1996, as amended, between the Company and such Shareholders (the "Prior Agreement"); and

        WHEREAS, the Shareholders desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement;

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Shareholders who are parties to the Prior Agreement hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

        1.     DEFINITIONS.

               1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:



                                       1.

                      (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                      (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                      (c) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with
Section 1.2 and Section 1.12 hereof.

                      (d) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than thirty-three and one-third percent (33 1/3%) of the outstanding Registrable Securities.

                      (e) "Investors" shall mean the Purchasers, the Employee Shareholders, the Shareholders and H&Q.

                      (f) "Other Stockholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include securities in certain registrations hereunder.

                      (g) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares referred to in clause (i) above,
(iii) shares of Common Stock issued pursuant to the Company's 1993 Employee, Consultant and Director Stock Purchase Plan (the "1993 Stock Purchase Plan") to the extent necessary for such holders to repay any promissory notes to the Company in connection with an initial public offering of the Company's Common Stock; and (iv) the H&Q Shares; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

                      (h) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                      (i) "Registration Expenses" shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders and the compensation of regular employees of the Company (which shall be paid in any event by the Company).




                                       2.

                      (j) "Regulation S" shall mean Rules 902 through 904 as promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar successor rules that may be promulgated by the Commission.

                      (k) "Regulation S Purchasers" shall mean the Purchasers listed on Exhibit E hereto.

                      (l) "Restricted Securities" shall mean any Registrable Securities required to bear one or more of the legends set forth in Section 1.2(a) hereof.

                      (m) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                      (n) "Rule 415" shall mean Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                      (o) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                      (p) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses.).

                      (q) "Shares" shall mean the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock of the Company.

                      (r) "U.S. Purchasers" shall mean the Purchasers listed on Exhibit F hereto.

               1.2 RESTRICTIONS ON TRANSFER. Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2, provided and to the extent such Section is then applicable and:

                             (i)    There is then in effect a registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                             (ii) (A) Such Holder shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the



                                       3.

circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                             (iii)  Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, or (B) to the Holder's family member or trust for the benefit of an individual Holder, provided that (A) the transfer is in accordance with Regulation S, if applicable, and (B) the transferee will be subject to the terms of this Section
1.2 to the same extent as if such transferee were an original Holder hereunder.

                      (a) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws and except that the Regulation S legend shall be applied only to those securities issued to Regulation S Purchasers):

        THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO REGULATION S OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH.

                      (b) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion, at such Holder's expense, of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                      (c) Each Regulation S Purchaser is aware that the Company will, and the Company agrees that Company shall, to the extent required by Regulation S, refuse to register any transfer of the Shares purchased by such Purchaser that is not made in accordance with Regulation S.



                                       4.

                      (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

               1.3    REQUESTED REGISTRATION.

                      (a) REQUEST FOR REGISTRATION. If the Company shall receive from Initiating Holders at any time or times not earlier than the earlier of (i) five years after the date of this Agreement or (ii) one year after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities having an aggregate offering price, net of underwriting discounts and expenses, equal to or exceeding $10.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds of which (after deduction for underwriter's discounts and expenses related to the issuance) exceed $10,000,000 the Company will:

                             (i)    promptly give written notice of the proposed
registration to all other Holders; and

                             (ii) as soon as practicable, use its best efforts
to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities
Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in a written request received by the Company within ten (10) days after such written notice from the Company is mailed or delivered.

        The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.3:

                                    (A)     In any particular jurisdiction in
which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (B)     After the Company has initiated two
such registrations pursuant to this Section 1.3(a) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 1.5 hereof and would, absent such election, have been required to bear such expenses);



                                       5.

                                    (C) During the period starting with the date
sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                    (D) If the Initiating Holders propose to
dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.6 hereof;

                                    (E) If the Initiating Holders do not request
that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld); or

                                    (F)     If the Company and the Initiating
Holders are unable to obtain the commitment of the underwriter described in clause (E) above to firmly underwrite the offer.

                      (b) Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than one hundred eighty (180) days after the receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

        The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.3(b) and 1.14 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

                      (c) UNDERWRITING. The right of any Holder to registration pursuant to Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities such Holder holds.



                                       6.

                      (d) PROCEDURES. If the Company shall request inclusion in any registration pursuant to Section 1.3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.3, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including Section 1.13). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.14 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with
Section 1.14.

               1.4    COMPANY REGISTRATION.

                      (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.3 or 1.6 hereof), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

                             (i)    promptly give to each Holder written notice
thereof; and

                             (ii) use its best efforts to include in such
registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.



                                       7.

                      (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section l.4(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

        Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.14. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

        If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.14 hereof.

               1.5 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.4 and 1.6 hereof, and the first two registrations pursuant to Section
1.3 hereof and reasonable fees of one counsel for the selling stockholders in the case of registrations pursuant to Section 1.3 shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 1.3 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.3 hereof. Furthermore, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.3, such registration shall not be treated as a counted registration for purposes of Section 1.3 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the



                                       8.

Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

               1.6    REGISTRATION ON FORM S-3.

                      (a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000; or (ii) in the event that the Company shall furnish the certification described in paragraph 1.3(b)(ii) (but subject to the limitations set forth therein); or (iii) in a given twelve-month period, the Company has effected one (1) such registration in such period; or (iv) it is to be effected more than five (5) years after the Company's initial public offering.

                      (b) If a request complying with the requirements of
Section 1.6(a) hereof is delivered to the Company, the provisions of Sections 1.3(a) and Section 1.3(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.3(c) and 1.3(d) hereof shall apply to such registration.

               1.7 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

                      (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events



                                       9.

representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

                      (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                      (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

                      (d) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                      (e) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                      (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and

                      (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.3 hereof, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

               1.8    INDEMNIFICATION.

                      (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement



                                       10.

(or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

                      (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 1.8 exceed the gross proceeds from the offering received by such Holder.



                                       11.

                      (c) Each party entitled to indemnification under this
Section 1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                      (d) If the indemnification provided for in this Section
1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                      (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               1.9 INFORMATION BY HOLDER. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.



                                       12.

               1.10 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder.

               1.11 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

                      (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                      (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

                      (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy, of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

               1.12 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 50,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 1.

               1.13 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that such Holder shall not offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock of the Company (collectively, "Securities") held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (the "Lock-Up Period"); provided that:

               (i) such agreement shall apply only to the Company's first such registration statement; and

               (ii) all Holders and officers and directors of the Company enter into similar agreements.

               The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.

               Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.



                                       13.

               1.14 ALLOCATION OF REGISTRATION OPPORTUNITIES. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders, assuming conversion; provided, however, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to such person pursuant to the above-described procedure, the remaining portion of such person's allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include founder's stock or any other shares of stock issued to employees, officers, directors, or consultants pursuant to the Company's 1993 Stock Purchase Plan except to the extent necessary for the repayment of promissory notes issued to the Company by holders of Common Stock issued to such holders under the 1993 Stock Purchase Plan, or with respect to registrations under


                                       14.

Section 1.6 hereof, in order to include in such registration securities registered for the Company's own account.

               1.15 DELAY OF REGISTRATION. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

               1.16   TERMINATION OF REGISTRATION RIGHTS.

                      (a) Except as set forth in subparagraph (b) below, the right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3, 1.4 or 1.6 shall terminate on the closing of the first Company initiated registered public offering of Common Stock of the Company, if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

                      (b) The provisions of subparagraph (a) shall not apply to any Holder who owns more than two percent (2%) of the Company's outstanding stock until the earlier of (i) such time as such Holder owns less than two percent (2%) of the outstanding stock of the Company, or (ii) the expiration of three years after the closing of the first registered public offering of Common Stock of the Company.

        2. COVENANTS OF THE COMPANY.

               The Company hereby covenants and agrees, so long as any Holder owns any Registrable Shares, as follows:

               2.1 BASIC FINANCIAL INFORMATION. The Company will furnish the following reports to each Holder:

                      (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company, and a Company-prepared comparison to the Company's operating plan for such year.

                      (b) As soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within



                                       15.

forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail, except that such financial statements need not contain the notes required by generally accepted accounting principles.

               2.2    ADDITIONAL INFORMATION AND RIGHTS.

                      (a) The Company will permit any Holder, so long as such Holder (or its representative) owns at least 500,000 Shares, or such number of shares of Common Stock issued upon conversion of 500,000 or more Shares, or any combination thereof (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like) and to each Holder which represents that it is a "venture capital operating company" for purposes of Department of Labor Regulation Section 2510.3-101, who requests them (a "Significant Holder") (or a representative of any Significant Holder) to visit and inspect any of the properties of the Company, including its books of account and other records (and make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request.

                      (b) The Company will deliver to each Significant Holder, who so requests in writing, annually (and in any event no later than ten (10) days after adoption by the Board of Directors of the Company) the financial plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which financial plan shall include at least a projection of income and a projected cash flow statement for each month in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year. Any material changes in such business plan shall be delivered to each Significant Holder as promptly as practicable after such changes have been approved by the Board of Directors of the Company.

                      (c) The Company will deliver to each Significant Holder, who so requests in writing, within thirty (30) days after the end of each month, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of each month, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such month.

                      (d) The provisions of Section 2.1 and this Section 2.2 shall not be in limitation of any rights which any Holder or Significant Holder may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.



                                       16.

                      (e) Anything in Section 2 to the contrary notwithstanding, no Holder or Significant Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company. Each Significant Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Section 2.2. The Company shall not be required to comply with this Section 2.2 in respect of any Holder whom the Company reasonably determines to be a competitor or an officer, employee, director or greater than 10% stockholder of a competitor. For purposes of this Section 2.2, AT&T Venture Company, L.P. ("AT&T Ventures") shall not be considered a competitor of the Company; provided, however, that AT&T Ventures hereby agrees not to disclose any confidential information of the Company to any other person or entity.

                      (f) Each Holder who represents to the Company that such Holder is a "venture capital operating company" for purposes of Department of Labor Regulation Section 2510.3-101 shall in addition have the right to consult with and advise the officers of the Company as to the management of the Company.

               2.3 TERMINATION OF RIGHTS. In lieu of the rights granted to Holders under Section 2.2 of this Agreement, from the date the Company becomes subject to the reporting requirements of the Exchange Act, the Company will provide to any Holder who requests such in writing, copies of the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q.

        3.     MISCELLANEOUS.

               3.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

               3.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

               3.3 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least fifty percent (50%) of the Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

               3.4 ADDITIONAL SERIES C PURCHASERS. Any person who has purchased or who purchases shares of the Company's Series C Preferred Stock pursuant to the Company's 1996 Employee Stock Purchase Bonus Plan may execute a counterpart copy of this Agreement and



                                       17.

shall thereupon become an "Employee Shareholder" and an "Investor" under this Agreement, and shall have the rights and obligations of an "Investor" hereunder and thereunder.

               3.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally or internationally recognized courier (as the case may be) addressed
(a) if to a Holder, as indicated on the list of Holders attached hereto as Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, or Exhibit F or at such other address or facsimile number as such Holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at such address or facsimile number as the Company shall have furnished to each Holder in writing. All such notices and other written communications shall be effective on the date of mailing, facsimile transfer or delivery.

               3.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

               3.7 RIGHTS; SEPARABILITY. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               3.8 INFORMATION CONFIDENTIAL. Each Holder acknowledges that the information received by such Holder pursuant hereto may be confidential and for such Holder's use only, and Holder will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

               3.9 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.



                                       18.

               3.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                                       19.

        IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement effective as of the day and year first above written.


                                  FIRST VIRTUAL CORPORATION



                                  By:___________________________________________
                                      James O. Mitchell, Chief Financial Officer

                                  Address:  3393 Octavius Drive, Suite 102
                                            Santa Clara, CA  95054
                                            Facsimile: (408) 988-7077



                                       20.

INVESTORS
                                           ACCEL IV L.P.


                                           By:     Accel IV Associates L.P.

                                           Its:    General Partner


                                           By:______________________________________
                                                   James Swartz, General Partner

                                           Address:       One Embarcadero Center
                                                          San Francisco, CA  94111
                                                          Facsimile: (408) 989-5554

                                           ACCEL INVESTORS '93 L.P.


                                           By:______________________________________
                                                  James Swartz, General Partner

                                                          One Embarcadero Center
                                                          San Francisco, CA  94111
                                                          Facsimile: (408) 989-5554




RALPH K. UNGERMANN, TRUSTEE OR             ACCEL KEIRETSU L.P.
SUCCESSOR TRUSTEE OF THE RALPH K.
UNGERMANN LIVING TRUST UAD MAY 18,         By:     Accel Partners & Co., Inc.
1988, AS AMENDED                           Its:    General Partner


Signature:_______________________________  By:______________________________________
                                                   James Swartz, General Partner
By:     Ralph K. Ungermann, Trustee or
        Successor Trustee                  Address:       One Embarcadero Center
                                                          San Francisco, CA  94111
Address:       27240 Natoma Road                          Facsimile: (408) 989-5554
               Los Altos Hills, CA  94022
               (415) 941-3134

ELLMORE C. PATTERSON PARTNERS              RICHARD T. PEERY SEPARATE PROPERTY
                                           TRUST

By:______________________________________
      Arthur C. Patterson, General Partner By:______________________________________
                                                   Richard T. Peery, Trustee
Address:       Attn: Arthur C. Patterson
               c/o Accel Partners          Address:       2560 Mission College Blvd.
               One Palmer Square                          Suite 101
               Princeton, NJ  08542                       Santa Clara, CA  95054-1291
               Facsimile: (609) 683-0384                  (408) 988-4893


                                           AT&T VENTURE COMPANY, L.P.

PROSPER PARTNERS
                                           By:______________________________________
                                                   Neal M. Douglas
By:______________________________________          General Partner
        Carter Sednaoui, Attorney-in-Fact
                                           Address:       Building 4 - Suite 235
Address:       Attn: G. Carter Sednaoui                   3000 Sand Hill Road
               c/o Accel Partners                         Menlo Park, CA  94025
               One Palmer Square                          Facsimile: (415) 854-8083
               Princeton, NJ  08542
               Facsimile: (609) 683-0384


                                           THE GOLDMAN, SACHS GROUP, L.P.


                                           By:_______________________________________
                                                          Joseph Gleberman

                                           Title: ___________________________________

                                           Address:       85 Broad Street, 19th Floor
                                                          New York, New York  10004
                                                          Facsimile: (212) 902-3000


                                           HAMBRECHT & QUIST
                                           GUARANTY FINANCE, LLC


                                              _______________________________________
                                                           (signature)

                                           Title:  President
                                                   _____________________________



                                           EXHIBIT A

                               Number of Shares of
Name                           Series A Preferred         Address
----                           -------------------        -------

Ralph K. Ungermann, Trustee           900,000             27240 Natoma Road
or Successor Trustee of the                               Los Altos Hills, CA 94022
Ralph K. Ungermann Living                                 Facsimile:  (415) 941-3134
Trust UAD May 18, 1988,
as amended

Kathryn M. Ungermann,                 300,000             27240 Natoma Road
Trustee or Successor Trustee                              Los Altos Hills, CA 94022
of the Kathryn Mason Ungermann                            Facsimile:  (415) 941-3134
Living Trust UAD May 18, 1988,
as amended

Allwyn Sequeira                        50,000             18580 Paseo Pueblo
                                                          Saratoga, CA  95070

Thomas J. Leffingwell                 200,000             3393 Octavius Drive, Suite 102
                                                          Santa Clara, CA 95054

Elserino Piol                          66,667             10015 Ivrea (TO) Italy
                                                          Via G. Jervis, 77
                                                          Italy

Providence Investment
  Company Limited                      66,667              Motte Chambers
                                                          St. Heller Jersey
                                                          Channel Islands, JE1 1BJ

Andrew Hopper                          66,666             Old Addenbrooke Site
                                                          240 Trumpington Street
                                                          Cambridge CB2 1QA
                                                          England

Accel IV L.P.                       1,557,200             One Embarcadero Center
                                                          Suite 3820
                                                          San Francisco, CA  94111
                                                          Attn:  Mr. James Swartz

                               Number of Shares of
Name                           Series A Preferred         Address
----                           -------------------        -------
Accel Keiretsu L.P.                    32,300             One Embarcadero Center
                                                          Suite 3820
                                                          San Francisco, CA  94111
                                                          Attn:  Mr. James Swartz

Accel Investors '93 L.P.               62,900             One Embarcadero Center
                                                          Suite 3820
                                                          San Francisco, CA  94111
                                                          Attn:  Mr. James Swartz

Ellmore C. Patterson Partners          37,400             One Palmer Square
                                                          Princeton, NJ  08542
                                                          Attn:  Mr. G. Carter Sednaoui

Prosper Partners                       10,200             One Palmer Square
                                                          Princeton, NJ  08542
                                                          Attn:  Mr. G. Carter Sednaoui

John Arrillaga Separate
  Property Trust                      270,000             c/o Peery/Arrillaga
                                                          2560 Mission College Blvd.
                                                          Suite 101
                                                          Santa Clara, CA  95054-1291

Richard T. Peery Separate
  Property Trust                      270,000             c/o Peery/Arrillaga
                                                          2560 Mission College Blvd.
                                                          Suite 101
                                                          Santa Clara, CA  95054-1291

GC&H Investments                       60,000             One Maritime Plaza
                                                          20th Floor
                                                          San Francisco, CA  94111-3580

Robert C. Harris, Jr.                  20,000             c/o Unterberg Harris
                                                          275 Battery Street
                                                          29th Floor
                                                          San Francisco, CA  94111

David Norman                           30,000             16101 Greenwood Road
                                                          Monte Sereno, CA  95030

                                    EXHIBIT B

                               Number of Shares of
Name                           Series B Preferred         Address
----                           -------------------        -------

AT&T Venture Company, L.P.          1,000,000             3000 Sand Hill Road
                                                          Building 4 - Suite 235
                                                          Menlo Park, CA  94025
                                                          Facsimile:  (415) 854-8083

Accel IV L.P.                         366,400             One Embarcadero Center
                                                          Suite 3820
                                                          San Francisco, CA  94111
                                                          Attn:  Mr. James Swartz

Accel Keiretsu L.P.                     7,600             One Embarcadero Center
                                                          Suite 3820
                                                          San Francisco, CA  94111
                                                          Attn:  Mr. James Swartz

Accel Investors '93 L.P.               14,800             One Embarcadero Center
                                                          Suite 3820
                                                          San Francisco, CA  94111
                                                          Attn:  Mr. James Swartz

Ellmore C. Patterson Partners           8,800             One Palmer Square
                                                          Princeton, NJ  08542
                                                          Attn:  Mr. G. Carter Sednaoui

Prosper Partners                        2,400             One Palmer Square
                                                          Princeton, NJ  08542
                                                          Attn:  Mr. G. Carter Sednaoui

GC&H Investments                       33,333             One Maritime Plaza
                                                          20th Floor
                                                          San Francisco, CA  94111-3580

David Norman                           66,667             16101 Greenwood Road
                                                          Monte Sereno, CA  95030

                               Number of Shares of
Name                           Series B Preferred         Address
----                           -------------------        -------

John Arrillaga Separate               100,000             c/o Peery/Arrillaga
  Property Trust                                          2560 Mission College Blvd.
                                                          Suite 101
                                                          Santa Clara, CA  95054-1291

Richard T. Peery Separate             100,000             c/o Peery/Arrillaga
  Property Trust                                          2560 Mission College Blvd.
                                                          Suite 101
                                                          Santa Clara, CA  95054-1291

Allwyn Sequiera                        40,000             18580 Paseo Pueblo
                                                          Saratoga, CA  95070

Enzo Torresi                           33,333             211 Tourney Loop
                                                          Los Gatos, CA  95032

Ralph K. Ungermann, Trustee            140,999            27240 Natoma Road
or Successor Trustee of the                               Los Altos Hills, CA 94022
Ralph K. Ungermann Living                                 Facsimile:  (415) 941-3134
Trust UAD May 18, 1988,
as amended

Kathryn M. Ungermann,                  33,333             27240 Natoma Road
Trustee or Successor Trustee                              Los Altos Hills, CA 94022
of the Kathryn Mason Ungermann                            Facsimile:  (415) 941-3134
Living Trust UAD May 18, 1988,
as amended

Mark Berkeland                          6,667             389 Bay Street
                                                          San Jose, CA  95123

Kanwaldeep S. Bindra                   11,000             225 Kansas Way
                                                          Fremont, CA  94539

Russell Erikson                         6,667             1260 Lorelei Court
                                                          Campbell, CA  95008

Heather Gelormini                      34,000             915 Oak Lane, #4
                                                          Menlo Park, CA  94025

                               Number of Shares of
Name                           Series B Preferred         Address
----                           -------------------        -------

Diane Guthmann                          6,667             5533 Yale Drive
                                                          San Jose, CA  95118

Joseph Lacombe                         12,000             143 Wyndham Drive
                                                          Portola Valley, CA  94028

Thomas J. Leffingwell                  20,001             3393 Octavius Drive, Suite 102
                                                          Santa Clara, CA  95054

Kathleen Lytle                         16,667             3376 Shady Spring Lane
                                                          Mountain View, CA  94040

Patricia McBride                        3,333             83 S. El Monte Avenue
                                                          Los Altos, CA  94022

David G. Norman                        60,000             1748 Dorrance Drive
                                                          San Jose, CA  95125

Michael Pham                           6,667              1987 Autumn Gold Drive
                                                          San Jose, CA  95131

Gernot Scheichl                        20,000             101 First Street, Suite 273
                                                          Los Altos, CA  94022

Douglas W. Tsui                        10,000             972 Michelangelo Drive
                                                          Sunnyvale, CA  94087

Hemant Vinchure                         3,333             1875 Masuda Landing
                                                          San Jose, CA  95132

Luen Wuu Wey                           23,333             711 Hebrides Way
                                                          Sunnyvale, CA  94087

Todd Wilde                             12,000             10188 Ridgeway Drive
                                                          Cupertino, CA  95014

                                    EXHIBIT C

                               Number of Shares of
Name                           Series C Preferred         Address
----                           -------------------        -------

AT&T Venture Company, L.P.             75,000             3000 Sand Hill Road
                                                          Building 4 - Suite 235
                                                          Menlo Park, CA  94025
                                                          Facsimile:  (415) 854-8083

Accel IV L.P.                         114,500             One Embarcadero Center
                                                          Suite 3820
                                                          San Francisco, CA  94111
                                                          Attn:  Mr. James Swartz

Accel Keiretsu L.P.                     4,625             One Embarcadero Center
                                                          Suite 3820
                                                          San Francisco, CA  94111
                                                          Attn:  Mr. James Swartz

Accel Investors '93 L.P.                2,375             One Embarcadero Center
                                                          Suite 3820
                                                          San Francisco, CA  94111
                                                          Attn:  Mr. James Swartz

Ellmore C. Patterson Partners           2,750             One Palmer Square
                                                          Princeton, NJ  08542
                                                          Attn:  Mr. G. Carter Sednaoui

Prosper Partners                          750             One Palmer Square
                                                          Princeton, NJ  08542
                                                          Attn:  Mr. G. Carter Sednaoui

GC&H Investments                        5,625             One Maritime Plaza
                                                          20th Floor
                                                          San Francisco, CA  94111-3580

John Arrillaga Separate                50,000             c/o Peery/Arrillaga
  Property Trust                                          2560 Mission College Blvd.
                                                          Suite 101
                                                          Santa Clara, CA  95054-1291

                               Number of Shares of
Name                           Series C Preferred         Address
----                           -------------------        -------

Richard T. Peery Separate              50,000             c/o Peery/Arrillaga
Property Trust                                            2560 Mission College Blvd.
                                                          Suite 101
                                                          Santa Clara, CA  95054-1291

Enzo Torresi                            5,000             211 Tourney Loop
                                                          Los Gatos, CA  95032

Ralph K. Ungermann, Trustee            75,000             27240 Natoma Road
or Successor Trustee of the                               Los Altos Hills, CA  94022
Ralph K. Ungermann Living                                 Facsimile:  (415) 941-3134
Trust UAD May 18, 1988,
as amended

Robert W. Wilmot and                  125,000             Attn:  Mary J. Wilmot
Mary J. Wilmot, trustees                                  10969 Wellworth Avenue
of the Wilmot Living Trust                                Apartment 312
u/d/t dated April 18, 1995                                Westwood, CA  90024

Kanematsu Corporation                 125,000             2-1 Shibaura 1-Chome
                                                          Minato-Ku, Tokyo 105-05



Bruce A. Wilford and                   25,000             935 Eastwood Pl.
Ruth Wilford, Trustees,                                   Los Altos, CA  94022-5022
or the Successor Trustee,
under the Bruce A. and
Ruth Wilford Revocable Living
Trust dated December 9, 1993


James O. Mitchell                      25,000             c/o First Virtual Corporation
                                                          3393 Octavius Drive
                                                          Suite 102
                                                          Santa Clara, Ca  95054
                                                          Facsimile: (408) 988-7077

                               Number of Shares of
Name                           Series C Preferred         Address
----                           -------------------        -------

The Goldman, Sachs Group, L.P.        375,000             85 Broad Street, 19th Floor
                                                          New York, NY  10004


Farrokh Billimoria                     10,000             23 Wield Court
                                                          Park Ridge, NJ  07656

Robert C. Harris, Jr        .          10,000             c/o Unterberg Harris
                                                          275 Battery Street, 29th Floor
                                                          San Francisco, CA  94111

Laura K. Arrillaga                     12,500             c/o Peery/Arrillaga
                                                          2560 Mission College Blvd.
                                                          Suite 101
                                                          Santa Clara, CA  95054

John Arrillaga, Jr.                    12,500             c/o Peery/Arrillaga
                                                          2560 Mission College Blvd.
                                                          Suite 101
                                                          Santa Clara, CA  95054

The Richard T. Peery                   25,000             c/o Peery/Arrillaga
1976 Children Trust                                       2560 Mission College Blvd.
                                                          Suite 101
                                                          Santa Clara, CA  95054

Jeannette Schirtzinger                  2,500             15681 Lomas Lane
                                                          Los Gatos, CA  95030

Robert F. Mitro                        25,000             20 East Main Street, #47
                                                          Los Gatos, CA  95032

Maureen B. Bannister                   25,000             20 East Main Street, #47
                                                          Los Gatos, CA  95032

Jean-Claude Asscher                    21,875             34 Avenue Raphael
                                                          75016 Paris
                                                          France

Pier Carlo Falotti                     40,000             15 Chemin de Vignes
                                                          1299 Crans (VD)
                                                          Switzerland

                               Number of Shares of
Name                           Series C Preferred         Address
----                           -------------------        -------

Eric Le Guinniec                        5,000             5 Villa des Buttes Chaumont
                                                          75019 PARIS
                                                          France

                                   EXHIBIT D


Name                                        Address
----                                        -------

Kevin Asano                                 405 Fieldcrest Drive
                                            San Jose, CA 95123

Kanwaldeep S. Bindra                        225 Kansas Way
                                            Fremont, CA 94539

Frank Chu                                   6388 Bancroft Way
                                            San Jose, CA 93129

Russell Erickson                            1260 Lorelei Court
                                            Campbell, CA 95008

Bill Gallmeister                            16210 Lilac Lane
                                            Los Gatos, CA 95032

Heather Gelormini                           915 Oak Lane, #4
                                            Menlo Park, CA 94025

Alan Glowacki                               6901 B Rodling Way
                                            San Jose, CA 95138

William Gunter                              6579 Cooperage Court
                                            San Jose, CA 95120

Joseph H. Lacombe                           143 Wyndham Drive
                                            Portola Valley, CA 94028

Marlis Rossetta,                            2117 Bush Street, Flat A
Trustee or Successor Trustee under          San Francisco, CA 94115
the Marlis Rossetta Living Trust
U/A/D April 28, 1995

Alan J. McMillan                            187 Bryant Street
                                            Palo Alto, CA 94301

Michael Munoz                               6921 B. Rodling Way
                                            San Jose, CA 95138

David G. Norman                             1748 Dorrance Drive
                                            San Jose, CA 95125

Michael Pham                                1987 Autumn Gold Drive
                                            San Jose, CA 95131

Name                                        Address
----                                        -------

Ralph K. Ungermann, Trustee or              c/o First Virtual Corporation
Successor Trustee of the Ralph K.           3393 Octavius Drive, Suite 102
Ungermann Living Trust ... May 18,          Santa Clara, CA 95054
1988

Mike Regli                                  3393 Octavius Drive, Suite 102
                                            Santa Clara, CA 95054

Andrew Schwartz                             4212 17th Street
                                            San Francisco, CA 94114

Douglas W. Tsui                             972 Michelangelo Drive
                                            Sunnyvale, CA 94087

Luen-Wuu Wey                                711 Hebridges Way
                                            Sunnyvale, CA 94087

Todd Wilde                                  2335 Amherst Drive
                                            Palo Alto, CA 94024

Bruce Wilford                               935 Eastwood Place
                                            Los Altos, CA 94024

                                    EXHIBIT E

                                  FIRST CLOSING

                               Number of Shares of
Name                           Series D Preferred         Address
----                           -------------------        -------

Jan Abercrombie                        12,500             Ringslangweide 63
                                                          3437 VD Nieuwegein
                                                          The Netherlands

Jean Claude Fino                        2,500             4 Villa Cour creuse
                                                          92140 CLAMART
                                                          France

Serge Feldmann                          2,500             9 rue d'Odessa
                                                          75014 PARIS
                                                          France

Philippe Le Mestreallan                 2,500             47 Avenue de la Division LECLERC
                                                          92320 CHATILLON
                                                          France

Eric Le Guinniec                        1,250             5 Villa des Buttes Chaumont
                                                          75019 PARIS
                                                          France

Jean Claude Asscher                    12,500             First Virtual Corporation (France)
                                                          c/o Tekelec Airtronic SA
                                                          5, rue Carle Vernet
                                                          92315 Sevres Cedex
                                                          France
                                                          Facsimile:  33-1-45072191

Muriel Asscher                         12,500             First Virtual Corporation (France)
                                                          c/o Tekelec Airtronic SA
                                                          5, rue Carle Vernet
                                                          92315 Sevres Cedex
                                                          France
                                                          Facsimile:  33-1-45072191

Mike Carlucci                          12,500             14 Chemin De La Mare Close
                                                          78240 Chambourcy
                                                          France
                                                          Facsimile:  33-1-30747229

                               Number of Shares of
Name                           Series D Preferred         Address
----                           -------------------        -------

Gottfried Haederle                     11,174             First Virtual Corporation (UK)
                                                          c/o INL
                                                          4th Floor, 25 City Road
                                                          London

                                                          United Kingdom EC1Y 1AA
                                                          Facsimile:  44 171 972 0019

Bruce Withington                       12,500             First Virtual Corporation (UK)
                                                          c/o INL
                                                          4th Floor, 25 City Road
                                                          London
                                                          United Kingdom EC1Y 1AA
                                                          Facsimile:  44 171 972 0019

Camilla N. Withington                   7,250             First Virtual Corporation (UK)
                                                          c/o INL
                                                          4th Floor, 25 City Road
                                                          London
                                                          United Kingdom EC1Y 1AA
                                                          Facsimile:  44 171 972 0019

Sohei Mori                              1,000             Kanematsu Electronics Ltd.
                                                          17-5 Kyobashi 2-chome,
                                                          Chuo-ku, Tokyo 104
                                                          Japan
                                                          Facsmile:  81-3-5250-6178

Ryosuke Ichikawa                        1,000             Attn:  Sohei Mori
                                                          Kanematsu Electronics Ltd.
                                                          17-5 Kyobashi 2-chome,
                                                          Chuo-ku, Tokyo 104
                                                          Japan
                                                          Facsmile:  81-3-5250-6178

Almargen Pty Ltd                        6,250             Attn:  Philip Mellett
                                                          17 Bay Street
                                                          Brighton, Victoria
                                                          Australia 3186

                               Number of Shares of
Name                           Series D Preferred         Address
----                           -------------------        -------

Insight Computer Systems Pty Ltd        6,250             Attn: Alan Gray
                                                          C/- Trevor Dumas Management
                                                          Services Pty Ltd
                                                          1st Floor, 8 The Highway
                                                          Mt Waverley, Victoria 3149
                                                          Australia
                                                          Facsimile:  011-61-3-96966483


                                 SECOND CLOSING

                               Number of Shares of
Name                           Series D Preferred         Address
----                           -------------------        -------

Bob Schuchard                          3,750              van Aerssenstraat 124
                                                          2582 JS DEN HAAG
                                                          The Netherlands
                                                          Facsimile: 31-70-350-5108

Koen Gielen                            2,500              Miraeusstrat 10
                                                          2018 ANTWERPEN
                                                          Belgium

Gottfried Haederle                       326              First Virtual Corporation (UK)
                                                          c/o INL
                                                          4th Floor, 25 City Road
                                                          London
                                                          United Kingdom EC1Y 1AA
                                                          Facsimile: 44-171-972-0019

First Virtual (Asia) Ltd.             12,500              17B, 23 Braemar Hill
                                                          North Point, Hong Kong
                                                          Attn: Ratna Widjaja

                                    EXHIBIT F

                                  FIRST CLOSING

                               Number of Shares of
Name                           Series D Preferred         Address
----                           -------------------        -------

Edwin A. Rodriguez and
Pamela R. Rodriguez, JTWRS           6,250                12308 Trayside Lane
                                                          Saratoga, CA  95070
                                                          Facsimile:  (408) 255-2993

Joanne Clare Knight                  1,375                793 View Street
                                                          Mountain View, CA 94041
                                                          Facsimile:  (415) 960-0433

James O. Mitchell                    12,500               3393 Octavius Drive, Suite 102
                                                          Santa Clara, CA 95054
                                                          Facsimile:  (408) 988-7077


                                 SECOND CLOSING

                               Number of Shares of
Name                           Series D Preferred         Address
----                           -------------------        -------

KPMG Peat Marwick LLP                12,500               3 Embarcadero Center, 20th Floor
                                                          San Francisco, CA 94111
                                                          Attn: Allen Holter, Partner
                                                          Facsimile: (415) 677-9145

Jinnes Technologies, Inc.            12,500               624 E. Evelyn Ave., Suite F
                                                          Sunnyvale, CA 94086
                                                          Attn: In Hong Kim
                                                          Facsimile: (408) 736-1433